UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

CHINA AUTO LOGISTICS INC.
(Name of Registrant as Specified in its Charter)

N/A
(Name of Person(s) Filing Proxy
Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

CHINA AUTO LOGISTICS INC.
Floor 1 FTZ International Auto Mall 86 Tianbao Avenue, Free Trade Zone
Tianjin Province, The People’s Republic of China 300461

[______], 2012

Dear Shareholders:

We cordially invite you to attend our Special Meeting of Shareholders.  The meeting will be held on [____], 2012, at 9:00 a.m. local time, at the offices of K&L Gates LLP, 599 Lexington Avenue, New York, New York 10022.

With this letter we are including the notice of our meeting, the proxy statement, and the proxy card.  At the meeting, we will vote on the following matters:

1.
To grant discretionary authority to our Board of Directors to implement a reverse stock split of our common stock, on the basis of up to and including six (6) pre-split shares for each one post-split share, without any change in the number of authorized shares of our common stock, to occur at some time within twelve months of the date of the Special Meeting with the exact time and exchange ratio of the stock split to be determined by the Board of Directors; and

2.	To transact such other business as may properly be brought before a special meeting of the shareholders of our company or any adjournment thereof.

Your vote is important to us.  If you do not plan to attend the meeting in person, please complete, sign and return the attached proxy card so that your shares can be voted at the meeting in accordance with your instructions. Thank you for your interest in China Auto Logistics Inc.

CHINA AUTO LOGISTICS INC.

Tong Shiping
President, Chief Executive Officer and Chairman of the Board

Important Notice Regarding the Availability of Proxy Materials for the special meeting of stockholders to be held on [______], 2012: In accordance with rules and regulations adopted by the Securities and Exchange Commission, we are now providing access to our proxy materials, including the proxy statement and a form of proxy relating to the annual meeting, over the Internet. All stockholders of record and beneficial owners will have the ability to access the proxy materials at www.proxyvote.com. These proxy materials are available free of charge.

CHINA AUTO LOGISTICS INC.
Floor 1 FTZ International Auto Mall 86 Tianbao Avenue, Free Trade Zone
Tianjin Province, The People’s Republic of China 300461

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A special meeting (the “Meeting”) of the shareholders of China Auto Logistics Inc. (the “Company”) will be held on [______], 2012, 9:00 a.m. local time, at the offices of K&L Gates LLP, 599 Lexington Avenue, New York, New York 10022, for the following purposes:

1.
To grant discretionary authority to our Board of Directors to implement a reverse stock split of our common stock, on the basis of up to and including six (6) pre-split shares for each one post-split share, without any change in the number of authorized shares of our common stock, to occur at some time within twelve months of the date of the Meeting with the exact time and exchange ratio of the stock split to be determined by the Board of Directors; and

2.	To transact such other business as may properly be brought before a special meeting of the shareholders of the Company or any adjournment thereof.

You may vote at the Meeting if you were a shareholder at the close of business on July 18, 2012 (the “Record Date”).  Only shareholders of record at the Record Date are entitled to notice of and to vote at the Meeting or any adjournments thereof.  Your attention is called to the Proxy Statement on the following pages.  Please review it carefully.  We hope you will attend the Meeting.  If you do not plan to attend, please vote either:

(1)           By Internet.  Visit www.proxyvote.com and enter the control number located on your proxy card.

(2)           By Touch-Tone Telephone.  Dial the toll-free number found on your proxy card and follow the simple instructions.

(3)           By Mail.  Simply return your executed proxy in the enclosed postage paid envelope.

For more instructions, please see the Questions and Answers beginning on page 1 of this Proxy Statement and the instructions on the attached proxy card.  The materials will be mailed to shareholders commencing on or about [_______], 2012.

By Order of the Board of Directors,

Sun Jiazhen
Secretary

Tianjin, People’s Republic of China
[_______], 2012

EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.  PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN A PROXY ISSUED IN YOUR NAME FROM THAT RECORD HOLDER.

PROXY STATEMENT

This Proxy Statement and the accompanying proxy card are being furnished to holders of shares of common stock, $0.001 par value, of China Auto Logistics Inc., a Nevada corporation (the “Company”), commencing on or about [_______], 2012, in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”) for use at the special meeting of the shareholders of the Company (the “Meeting”) to be held at the offices of K&L Gates LLP, 599 Lexington Avenue, New York, New York 10022 on [____], 2012 at 9:00 a.m.  You are invited to attend the Meeting and are requested to vote on the proposal described in this Proxy Statement.

QUESTIONS AND ANSWERS ABOUT THIS
PROXY MATERIAL AND THE MEETING

These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Proxy Statement, as well as the documents incorporated by reference in this Proxy Statement.

What information is contained in these materials?

The information included in this Proxy Statement relates to the proposal to be voted on at the Meeting, the voting process, the security ownership of certain beneficial owners and management, and certain other required information.

On what matters am I voting?

Our Board seeks shareholder approval for the proposal to grant discretionary authority to our Board to implement a reverse stock split of our common stock, on the basis of up to and including six (6) pre-split shares for each one post-split share, to occur at some time within twelve months of the date of the Meeting with the exact time and exchange ratio of the stock split to be determined by the Board of Directors. The reverse stock split is being sought to assist the Company in maintaining the listings of its common stock on The Nasdaq Global Market.  The number of shares of common stock which the Company is authorized to issue will not change as a result of the reverse stock split.

The approval of this proposal will not affect total shareholder equity. For full and further details, please see our description under the proposals below.

The shareholders will also transact any other business that properly comes before the Meeting.

What is our Board’s voting recommendation?

The Board has approved the discretionary authority to implement a reverse stock split of our common stock, on the basis of up to and including six (6) pre-split shares for each one post-split share to occur at some time within twelve months of the date of the Meeting with the exact time and exchange ratio of the stock split to be determined by the Board. The actual ratio for implementation of the reverse stock split would be determined by our Board based upon its evaluation as to what ratio of pre-split shares to post-split shares would be most advantageous to our shareholders and in maintaining the listing of our common stock on The Nasdaq Global Market.  In the event that this proposal is approved, the Board would file an amendment to the Company’s Articles of Incorporation in Nevada to effectuate the reverse stock split.  Note that in the event the reverse stock split results in a shareholder holding a fractional share of common stock, such fractional share will be rounded up to the next whole number.

Who can vote at the Meeting?

An aggregate of 22,163,427 votes (the “Voting Shares”) may be cast by shareholders at the Meeting, consisting of the issued and outstanding shares of common stock held by shareholders of record at the close of business on July 18, 2012, the Record Date.  Holders of shares of common stock are entitled at the Meeting to one vote for each share of common stock held on the Record Date.

How do I vote?

You may vote your shares either by proxy or in person at the Meeting (please also see the detailed instructions on your proxy card).  Each such share is entitled to one vote on each matter submitted to a vote at the Meeting.  To vote by proxy, please complete, sign and mail the enclosed proxy card in the envelope provided, which requires no postage for mailing in the United States.  If a proxy specifies how it is to be voted, it will be so voted.  If you return a signed proxy card but do not provide voting instructions, your shares will be voted FOR approval of Proposal No. 1 and in accordance with the recommendation of our Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder, with respect to any other matter that is properly brought before the Meeting for action by shareholders.  Proxies in the form enclosed are being solicited by our Board for use at the Meeting.

May I revoke my proxy?

As a holder of record of our shares, you may revoke your proxy and change your vote at any time prior to the Meeting by giving written notice of your revocation to our Secretary, Sun Jiazhen, by signing another proxy card with a later date and submitting this later dated proxy to Mr. Sun before or at the Meeting, or by voting in person at the Meeting. Please note that your attendance at the Meeting will not constitute a revocation of your proxy unless you actually vote at the Meeting.  Giving a proxy will not affect your right to change your vote if you attend the Meeting and want to vote in person. We will pass out written ballots to any holder of record of our shares who wants to vote at the Meeting.

Any written notice of revocation or subsequent proxy should be sent to China Auto Logistics Inc., Attention: Secretary, 1 FTZ International Auto Mall 86 Tianbao Avenue, Free Trade Zone, Tianjin Province, The People’s Republic of China 300461 or hand delivered in person before the voting at the Meeting.

What does it mean if I receive more than one proxy card?

If your shares are registered differently or are held in more than one account, you will receive more than one proxy card. Please sign and return all proxy cards to ensure that all of your shares are voted.

Will my shares be voted if I do not sign and return my proxy card?

If you are the record holder of your shares and do not return your proxy card, your shares will not be voted unless you attend the Meeting in person and vote your shares.

What is a quorum and what constitutes a quorum?

A “quorum” is the number of shares that must be present, in person or by proxy, in order for business to be conducted at the Meeting. The required quorum for the Meeting is the presence in person or by proxy of the holders of a majority of the Voting Shares issued and outstanding as of the Record Date.  Since there was an aggregate of 22,163,427 Voting Shares issued and outstanding as of the Record Date, a quorum will be present for the Meeting if an aggregate of at least 11,081,714 Voting Shares is present in person or by proxy at the Meeting.

Broker “non-votes” are included for the purposes of determining whether a quorum of Voting Shares is present at the Meeting. A broker “non-vote” occurs when a nominee holder, such as a brokerage firm, bank or trust company, holding shares of record for a beneficial owner, does not vote on a particular proposal because the nominee holder does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

How many votes are required to approve the proposal?

The approval of the proposal herein requires the affirmative vote by the holders of a majority of Voting Shares, or in other words, the proposal must be approved by the affirmative vote of the holders of 11,081,714 Voting Shares. For purposes of the proposal, abstentions and broker “non-votes” will have no effect on the outcome.

Who is paying for this proxy’s solicitation process?

The enclosed proxy is solicited on behalf of our Board, and we are paying for the entire cost of the proxy solicitation process. Copies of the proxy material will be given to banks, brokerage houses and other institutions that hold shares that are beneficially owned by others. Upon request, we will reimburse these banks, brokerage houses and other institutions for their reasonable out-of-pocket expenses in forwarding these proxy materials to the shareholders who are the beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile or personal solicitation by our directors, officers, or other employees.

How can I find out the results of the voting at the Meeting?

We will announce preliminary voting results at the Meeting and publish final results in a Current Report on Form 8-K which will be filed with the SEC within four business days after the Meeting.

How can shareholders communicate with our Board?

Company shareholders who want to communicate with our Board may write to Mr. Sun, Secretary, c/o China Auto Logistics Inc., Floor 1 FTZ International Auto Mall 86 Tianbao Avenue, Free Trade Zone, Tianjin Province, The People’s Republic of China 300461.

Your letter should indicate that you are a Company shareholder. Depending on the subject matter, Mr. Sun will: (i) forward the communication to the appropriate officer of the Company; (ii) attempt to handle the inquiry directly, for example when the request is for information about the Company or is a stock-related matter; or (iii) not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic. At each Board meeting, a member of management will present a summary of all communications received since the last meeting that were not forwarded to the director to whom they were addressed, and shall make those communications available to our Board upon request.

PROPOSAL NO. 1

GRANT OF DISCRETIONARY AUTHORITY TO THE BOARD OF DIRECTORS
TO IMPLEMENT A REVERSE STOCK SPLIT

Our Board seeks shareholder approval for discretionary authority to implement a reverse stock split of our common stock, on the basis of up to and including six (6) pre-split shares for each one post-split share, without any change in the number of authorized shares of our common stock, to occur at some time within twelve months of the date of the meeting with the exact nature and time of the stock split to be determined by the Board.  Approval of this proposal would give the Board authority to implement the reverse stock split at any time it determined within twelve months of the date of the Meeting. In addition, approval of this proposal would also give the Board authority to decline to implement a reverse stock split.

Purpose of Reverse Stock Split

The Board’s primary objective in proposing the reverse stock split is to increase the per share trading value of our common stock in order to maintain the listing of the common stock on The Nasdaq Global Market.  Generally speaking, the minimum daily closing bid price per share of common stock must be $1.00 or greater for continued listing on The Nasdaq Global Market.  The Board and management believe that an increase in the trading price of our common stock and the continued listing on The Nasdaq Global Market will make the Company a more attractive investment.  Management intends to effect the proposed reverse stock split, if at all, only if it believes that a decrease in the number of issued and outstanding shares is likely to improve the trading market for the common stock and the likelihood of the common stock’s continued listing on The Nasdaq Global Market.  If the trading price of our common stock increases without the reverse stock split, the reverse stock split may be deemed unnecessary. Even if we effect the reverse stock split, there can be no assurance of a proportional or relative increase in the per share trading price of our common stock over time.  Moreover, because some investors may view the reverse stock split negatively, there can be no assurance that the reverse stock split will not adversely impact the market price of our common stock or, alternatively, that the market price following the reverse stock split will either exceed or remain in excess of the current market price.

The purpose of seeking shareholder approval of an exchange ratio of up to and including six (6) pre-split shares for each one post-split share rather than a fixed exchange ratio, is to provide the Company with the flexibility to achieve the desired results of the reverse stock split. If the shareholders approve this proposal, management and the Board would effect a reverse stock split only upon the determination that a reverse stock split would be in the best interests of the Company at that time. No further action on the part of shareholders would be required to either implement or abandon the reverse stock split. Management and the Board reserve the right to elect not to proceed with the reverse stock split if it determines that this proposal is no longer in the best interests of the Company.

The closing sale price of our common stock on The Nasdaq Global Market on [________], 2012 was $[____] per share.

Procedure for Effecting the Reverse Stock Split

If the Board decides to declare and implement a reverse stock split, we will file a Certificate of Amendment to our Articles of Incorporation, substantially in the form attached to this Proxy Statement as Appendix A, with the Secretary of State of the State of Nevada, to amend our Articles of Incorporation by adding a provision effecting the reverse stock split.  Our Board would set the record date for the reverse stock split and it would become effective at such time as the Certificate of Amendment is accepted and approved by the Secretary of State of the State of Nevada. No further action on the part of the shareholders would be required and all shares of our common stock that were issued and outstanding immediately prior thereto would automatically be converted into new shares of our common stock based on the reverse split exchange ratio chosen by the Board.  As soon as practicable after the effective date of the stock split, shareholders of record on the Record Date would receive a letter from our transfer agent asking them to return the outstanding certificates representing our pre-split shares, which would be cancelled upon receipt by our transfer agent, and new certificates representing the post-split shares of our common stock would be sent to each of our shareholders. We will bear the costs of the issuance of the new stock certificates.

Effect of the Reverse Stock Split, Fractional Shares

The number of shares of our common stock issued and outstanding would be reduced following the effective time of the reverse stock split (without any change in the number of authorized shares of our common stock).  Shareholders should recognize that if a reverse stock split is effected, they will own a fewer number of shares than they presently own (a number equal to the number of shares owned immediately prior to the effective time divided by the number chosen by the Board for the exchange ratio).  Fractional shares which would otherwise be held by the shareholders of our common stock after the reverse stock split will be rounded up to the next whole share. The number of shareholders of record would not be affected by the reverse stock split.

If approved and implemented, the reverse stock split could result in some shareholders owning “odd-lots” of less than 100 common stock on a post-split basis. Odd lots may be more difficult to sell, or require greater transaction costs per share to sell than shares in “even-lots” of even multiples of 100 shares.

Also, if the reverse stock split is approved and implemented, the number of shares reserved for issuance pursuant to our 2010 Omnibus Long-Term Incentive Plan will be reduced proportionately based upon the final ratio chosen by the Board.

No Appraisal Rights

Under the Nevada Revised Statutes of the State of Nevada, our shareholders will not be entitled to appraisal rights in connection with a reverse stock split.  Furthermore, we do not intend to independently provide shareholders with any such rights.

Certain Material U.S. Federal Income Tax Consequences of a Reverse Stock Split

The following is a summary of certain U.S. federal income tax consequences relating to the reverse stock split as of the date hereof. Except where noted, this summary deals only with a shareholder who is a U.S. Holder and holds common stock as a capital asset. This summary does not address the tax considerations arising under the laws of any foreign, state, or local jurisdiction.

For purposes of this summary, a “U.S. holder” means a beneficial owner of common stock who is any of the following for U.S. federal income tax purposes: (i) a citizen or resident of the United States, (ii) a corporation created or organized in or under the laws of the United States, any state thereof, or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if (1) its administration is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all of its substantial decisions, or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person. A non-U.S. holder of common stock is a shareholder who is not a U.S. holder.

This summary is based upon provisions of the Internal Revenue Code of 1986, as amended (the “Code”), and Treasury Regulations promulgated thereunder, rulings and other administrative pronouncements, and judicial decisions, all as of the date hereof. Those authorities may be changed, perhaps retroactively, so as to result in U.S. federal income tax considerations different from those summarized below. This summary does not represent a detailed description of the U.S. federal income tax consequences to a shareholder in light of his, her or its particular circumstances. In addition, it does not purport to be complete and does not address all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances or to shareholders that may be subject to special tax rules, including, without limitation: (1) shareholders subject to the alternative minimum tax; (2) banks, insurance companies, or other financial institutions; (3) tax-exempt organizations; (4) dealers in securities or commodities; (5) regulated investment companies or real estate investment trusts; (6) traders in securities that elect to use a mark-to-market method of accounting for their securities holdings; (7) foreign shareholders or U.S. shareholders whose “functional currency” is not the U.S. dollar; (8) persons holding common stock as a position in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; (9) persons who acquire shares of common stock in connection with employment or other performance of services; (10) dealers and other shareholders that do not own their shares of common stock as capital assets; (11) U.S. expatriates, (12) foreign entities; or (13) non-resident alien individuals. Moreover, this description does not address the U.S. federal estate and gift tax, alternative minimum tax, or other tax consequences of the reverse stock split.

Each shareholder should consult his, her or its own tax advisers concerning the particular U.S. federal tax consequences of the reverse stock split, as well as the consequences arising under the laws of any other taxing jurisdiction, including any foreign, state, or local income tax consequences.

To ensure compliance with Treasury Department Circular 230, each holder of common stock is hereby notified that: (a) any discussion of U.S. federal tax issues in this proxy statement is not intended or written to be used, and cannot be used, by such holder for the purpose of avoiding penalties that may be imposed on such holder under the Code; (b) any such discussion has been included by the Company in furtherance of the reverse stock split on the terms described herein; and (c) each such holder should seek advice based on its particular circumstances from an independent tax advisor.

Generally, a reverse stock split will not result in the recognition of gain or loss by a U.S. holder or the Company for U.S. federal income tax purposes. We believe that the reverse stock split will qualify as a “reorganization” under Section 368(a)(1)(E) of the Code. Accordingly, provided that the fair market value of the post-reverse stock split shares is equal to the fair market value of the pre-reverse stock split shares surrendered in exchange therefor:

●	A shareholder should not recognize any gain or loss in the reverse stock split.
●	A shareholder’s aggregate tax basis in its shares of post-reverse stock split shares should be equal to its aggregate tax basis in the pre-reverse stock split shares exchanged therefor.
●	A shareholder’s holding period for the post-reverse stock split shares should include the period during which the pre-reverse stock split shares surrendered in exchange therefor were held.

No opinion of counsel or ruling from the Internal Revenue Service has been or will be sought, and this discussion is not binding on the Internal Revenue Service.

OUR RECOMMENDATION TO SHAREHOLDERS
REGARDING PROPOSAL NO. 1

Our Board has approved the grant of discretionary authority to the Board to implement a reverse stock split of our common stock, on the basis of up to and including six (6) pre-split shares for each one post-split share, without any change in the number of authorized shares of our common stock, to occur at some time within twelve months of the date of the meeting with the exact time and exchange ratio of the stock split to be determined by the Board, and recommends that shareholders of the Company vote “FOR” such grant of discretionary authority.

IN THE EVENT THAT THIS PROPOSAL NO. 1 IS APPROVED, AND DURING THE 12 MONTHS FOLLOWING THE MEETING THE BOARD DETERMINES TO IMPLEMENT A REVERSE STOCK SPLIT, THE BOARD WILL FILE AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION SUBSTANTIALLY IN THE FORM ATTACHED TO THIS PROXY STATEMENT AS APPENDIX A.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Securities and Exchange Commission (“SEC”) allows us to “incorporate by reference” into this Proxy Statement certain of the information we have filed with the SEC. This means that we can disclose important information by referring you to those documents. All documents that we file with the SEC on or after the date of this Proxy Statement pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), prior to the Meeting, will be deemed to be incorporated by reference into this Proxy Statement and to be a part of it from the date of filing of such documents. We are not, however, incorporating by reference any documents or portions thereof, whether specifically listed below or filed in the future, that are not deemed “filed” with the SEC under its rules and regulations, including information furnished pursuant to Item 2.02 or 7.01 of Form 8-K. Any statement contained in a document incorporated or deemed to be incorporated by reference in this Proxy Statement shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained in it or in any other subsequently filed document which also is or is deemed to be incorporated by reference in this Proxy Statement modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

We incorporate by reference the following documents that we have filed with the SEC, and any filings that we make with the SEC in the future, under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, until the Meeting has been held:

●	Our Annual Report on Form 10-K for the year ended December 31, 2011;

●	Our Quarterly Report on Form 10-Q for the period ended March 31, 2012; and

●	Our Current Reports on Form 8-K filed on May 21, 2012.

Copies of any documents incorporated by reference in this Proxy Statement are available free of charge by writing to China Auto Logistics Inc., Attention: Secretary, Floor 1 FTZ International Auto Mall 86 Tianbao Avenue, Free Trade Zone, Tianjin Province, The People’s Republic of China 300461.

These documents, as well as various other reports, proxy statements and other information, may also be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an internet site that contains reports, proxy and information statements and other information regarding the company and other issuers that file electronically with the SEC. The address of the SEC’s internet site is www.sec.gov. Except as otherwise stated above, information contained on that website is not incorporated by reference into and does not constitute a part of this Proxy Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of July 17, 2012, the total number of shares of common stock owned beneficially by (i) each named executive officer and directors of our company and (ii) each person or entity which is known by us to beneficially own more than 5% of our total outstanding shares of common stock. Percentage of beneficial ownership is based on 22,163,427 shares of common stock outstanding as of July 17, 2012. The shareholders listed below have direct ownership of their shares and possess sole voting and dispositive power with respect to the shares. Unless provided otherwise, the address of each person listed on the table is c/o China Auto Logistics, Inc., Floor 1 FTZ International Auto Mall 86 Tianbao Avenue, Free Trade Zone, Tianjin Province, The People’s Republic of China 300461

Name of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
Tong Shiping, President, Chief Executive Officer and Chairman of the Board*	0	0%
Wang Xinwei, Chief Financial Officer, Treasurer and Vice President and Director****	0	0%
Cheng Weihong, Senior Vice President (Head of Human Resources and General Administration) and Director*	0	0%
Jin Yan, Chief Operating Officer**	0	0%
Howard S. Barth, Director	0	0%
Yang, Lili, Director**	0	0%
Wang Wei, Director**	0	0%
Zou Baoying, Director**	0	0%
Gao Yang, former Director***	0	0%
Kong Xiaoyan, former Director***	0	0%
Qu Zhong, former Director***	0	0%
Yang Bin, former Senior Vice President (General Manager, Head of Sales) and former Director***	0	0%
Li Yangqian, former Chief Operating Officer and Vice President***	0	0%
All Directors and Officers as a Group (13 persons)	0	0%

Bright Praise Enterprises Limited*	9,888,840	44.62%
Choi Chun Leung Robert*	9,888,840	44.62%

*Choi Chun Leung Robert is the beneficial owner of 9,888,840 shares of our common stock through his 100% ownership of Bright Praise Enterprises Limited as trustee for the benefit of Tong Shiping and Cheng Weihong.
** Appointed on July 17, 2012
*** Resigned on July 17, 2012
**** Appointed as a director on July 17, 2012

HOUSEHOLDING OF MEETING MATERIALS

Some banks, brokers and other nominee record holders may participate in the practice of “householding” proxy statements, annual reports and notices of meetings.  This means that only one copy of our Proxy Statement or Notice of Meeting may have been sent to multiple shareholders in your household.  We will promptly deliver a separate copy of either document to you if you write China Auto Logistics Inc., Attention: Secretary, Floor 1 FTZ International Auto Mall 86 Tianbao Avenue, Free Trade Zone, Tianjin Province, The People’s Republic of China 300461.  If you want to receive separate copies of the Proxy Statement, Annual Report or Notice of Meeting in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact the Company at the above address, email or telephone number.

OTHER MATTERS

We do not know of any matters to be presented at the meeting other than those set forth in this Proxy Statement. However, if any other matters come before the meeting, the proxy holders will vote the shares represented by any proxy granted in their favor in such manner as the Board of Directors may recommend or, in absence of such a recommendation, in the proxy holders’ discretion.

By Order of the Board of Directors

Tong Shiping President, Chief Executive Officer and Chairman of the Board

Beijing, People’s Republic of China
[__________], 2012

APPENDIX A

CERTIFICATE OF AMENDMENT
TO THE ARTICLES OF INCORPORATION
OF
CHINA AUTO LOGISTICS INC.

[______], 2012

China Auto Logistics Inc. (the “Corporation”), a corporation organized and existing under and by the Nevada Revised Statutes of the State of Nevada (the “NRS”), does hereby certify:

FIRST:                           On February 18, 2005, the original Articles of Incorporation of the Corporation were filed in the name of “Fresh Ideas Media, Inc.” with the Secretary of State of the State of Nevada.

SECOND:                      The amendment to the Articles of Incorporation of the Corporation was approved on [_______], 2012, by the consent of the stockholder holding [_____] shares of the common stock of the Corporation, par value $0.001 per share, constituting [______]% of the issued and outstanding voting stock of the Corporation, in accordance with the provisions of NRS 78.390 as follows:

Article III of the Articles of Incorporation of the Corporation is hereby amended by adding the following paragraph immediately after the first paragraph of Article III:

Upon the filing and effectiveness (the “Effective Time”) of this Certificate of Amendment to the Articles of Incorporation of the Corporation, each [_____] shares of Common Stock issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock (the “Reverse Stock Split”). No fractional shares shall be issued in connection with the Reverse Stock Split. Shares shall be rounded up to the nearest whole share. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the rounding up of any fractional share interests as described above.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Articles of Incorporation of the Corporation to be duly executed by its duly authorized officer as of the date first set forth above.

CHINA AUTO LOGISTICS INC.

By:
Name:	Tong Shiping
Title:	President, Chief Executive Officer
and Chairman of the Board

TBD

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
1
1

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Electronic Delivery of Future PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

02 0000000000

The Board of Directors recommends you vote FOR proposals 1. and 2.

	For	Against	Abstain
1. Grant of discretionary authority to the Board of Directors to implement a reverse stock split at some time within twelve months of the date of the meeting.	☐	☐	☐
2. In the discretion of the persons acting as proxies, on such other matters as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000147471_1 R1.0.0.11699

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com.

CHINA AUTO LOGISTICS INC.
Special Meeting of Shareholders
TBD
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoints Tong Shiping and Wang Xinwei, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) stock of CHINA AUTO LOGISTICS INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of shareholder(s) to be held at TBD, at TBD, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000147471_2 R1.0.0.11699